UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 28, 2009

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, California  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 28, 2009, SourceForge, Inc. (the “Company”) issued a press release announcing its financial results for its first quarter of 2009, which ended March 31, 2009.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.  On May 5, 2009, the Company announced the change in its fiscal year end from July 31 of each calendar year to December 31 of each calendar year, effective as of January 1, 2009, and the financial results described in the attached press release are for the Company’s first quarter of its new calendar year.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by SourceForge, Inc. on May 28, 2009 entitled “SourceForge Reports First Quarter 2009 Financial Results”*

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCEFORGE, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date:  May 28, 2009

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release issued by SourceForge, Inc. on May 28, 2009 entitled “SourceForge Reports First Quarter 2009 Financial Results”*

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.